                                                                      Exhibit 24




                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1998






                                          /s/ Ronald K. Baur
                                         -----------------------
                                             Ronald K. Baur

                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1998





                                         /s/ Kenneth W. Chesterman
                                         -------------------------
                                          Kenneth W. Chesterman

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998







                                         /s/ Charles H. Erhart
                                         -----------------------
                                            Charles H. Erhart

                                                                      Exhibit 24





                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1998







                                         /s/ Mary Lou Fox
                                         -----------------------
                                              Mary Lou Fox

                                                                      Exhibit 24





                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998







                                         /s/ Thomas C. Hutton
                                         -----------------------
                                             Thomas C. Hutton

                                                                      Exhibit 24





                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998






                                         /s/ Patrick E. Keefe
                                         -----------------------
                                            Patrick E. Keefe

                                                                      Exhibit 24





                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1998






                                         /s/ Sandra E. Laney
                                         -----------------------
                                             Sandra E. Laney

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998







                                         /s/ Andrea R. Lindell
                                         -----------------------
                                             Andrea R. Lindell

                                                                      Exhibit 24





                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998




                                         /s/ Sheldon Margen
                                         -----------------------
                                              Sheldon Margen

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1998






                                         /s/ Kevin J. McNamara
                                         -----------------------
                                            Kevin J. McNamara

                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998





                                         /s/ John M. Mount
                                         -----------------------
                                             John M. Mount

                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------



              The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998







                                         /s/ D. Walter Robbins, Jr.
                                         -------------------------
                                          D. Walter Robbins, Jr.